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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        AUGUST 16, 2006 (AUGUST 15, 2006)

                                MICROISLET, INC.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                       001-32202               88-0408274
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

        6370 Nancy Ridge Drive, Suite 112
              San Diego, California                          92121
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    (Address of Principal Executive Offices)                Zip Code

                                 (858) 657-0287
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              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

     (a) On August 16, 2006, we posted a letter to our website from our President and Chief Executive Officer, James R. Gavin, III, M.D., Ph.D. A copy of this letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     (b) On August 15, 2006, we issued a press release announcing the delay of filing our quarterly report on Form 10-QSB for the quarter ended June 30, 2006 and the filing of a Form 12b-25 (Notification of Late Filing) with the SEC seeking a 5-day extension to file this report. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(D) EXHIBITS.

99.1  Letter to Shareholders

99.2  Press release dated August 15, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2006                  MICROISLET, INC.


                                       By: /s/ Kevin A. Hainley
                                           ---------------------------------
                                           Kevin A. Hainley
                                           Interim Chief Financial Officer



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